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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2008

CompuCredit Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia, 30328
(Address of principal executive offices)

Registrant's telephone number, including area code:  770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.	Entry into a Material Definitive Agreement.

As described in Item 5.02 below, on December 23, 2008, CompuCredit Corporation (the “Company”) amended and restated its existing employment agreements with each of David G. Hanna (Chief Executive Officer), J.Paul Whitehead, III (Chief Financial Officer), Richard W. Gilbert (Chief Operating Officer), Richard R. House, Jr. (President) and Krishnakumar Srinivasan (President – Credit Cards) (each an “Executive” and together the “Executives”).  The Executives’ employment agreements were amended and restated to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).  The disclosure in Item 5.02 below is hereby incorporated by reference into this Item 1.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 23, 2008, the Company entered into amended and restated employment agreements with each Executive to comply with the requirements of Section 409A of the Code.  The amendments to the employment agreements:

•	provide for definitive provisions regarding the timing and form of payments; and

•	add, as appropriate, the required delay for payments upon a “separation of service.”

The summary of the amended and restated employment agreements set forth above is qualified in its entirety by reference to the text of the amended and restated employment agreements, copies of which are attached to this Form 8-K as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Employment Agreement with David G. Hanna
10.2	Employment Agreement with J. Paul Whitehead, III
10.3	Employment Agreement with Richard W. Gilbert
10.4	Employment Agreement with Richard R. House, Jr.
10.5	Employment Agreement with Krishnakumar Srinivasan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION
Dated: December 29, 2008	By:	/s/ J. Paul Whitehead, III
	Name:	J. Paul Whitehead, III
	Title:	Chief Financial Officer

EXHIBIT INDEX
Form 8-K
December 29, 2008

Filed
Exhibit No.	Description	Herewith	By Reference
10.1	Amended and Restated Employment Agreement, dated as of December 23, 2008, by and between CompuCredit Corporation and David G. Hanna	X
10.2	Amended and Restated Employment Agreement, dated as of December 23, 2008, by and between CompuCredit Corporation and J.Paul Whitehead, III	X
10.3	Amended and Restated Employment Agreement, dated as of December 23, 2008, by and between CompuCredit Corporation and Richard W. Gilbert	X
10.4	Amended and Restated Employment Agreement, dated as of December 23, 2008, by and between CompuCredit Corporation and Richard R. House, Jr.	X
10.5	Amended and Restated Employment Agreement, dated as of December 23, 2008, by and between CompuCredit Corporation and Krishnakumar Srinivasan	X